UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                        -
                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 18, 2005
                                ----------------


                                Datigen.com, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
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                 (State or Other Jurisdiction of Incorporation)

              0-26027                                     87-0626333

      (Commission File Number)                 (IRS Employer Identification No.)

                                207 Piaget Avenue
                                Clifton, NJ 07011
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (973) 340-6000
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              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


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|_|   Written  communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

|_|   Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On April 18, 2005, Datigen.com, Inc. (the "Registrant") and Jerome Chaney ("Chaney") entered into an Employment Agreement (the "Chaney Employment Agreement"), pursuant to which Chaney is to be employed by the Registrant as its Chief Executive Officer. As compensation for his services, Chaney shall receive an annual base salary of $160,000, an annual bonus of up to $80,000 based on the Registrant's performance, and 2,650,000 shares of common stock of the Registrant, which shares shall vest pro ratably every 3 months over a 3-year period commencing on April 18, 2005. The term of such employment commenced on April 18, 2005, and shall continue until it is terminated by either the Registrant or Chaney. Chaney may terminate his employment at any time upon sending written notice of termination to the Registrant at least sixty (60) days prior to the termination. The Registrant may terminate Chaney's employment as follows: (1) Chaney's employment may be terminated by the Registrant without cause at any time prior to July 18, 2005, upon sixty (60) days' prior written notice. In lieu of the 60-days notice, the Registrant may terminate Chaney's employment without cause and without notice if the Registrant pays Chaney under normal payroll practices for a 60-day period. If Chaney's employment is terminated by the Registrant without cause prior to July 18, 2005, the
Registrant shall pay Chaney the annual Base Salary in effect as of the date of termination. Said payment shall be made in twelve (12) equal monthly installments. (2) Chaney's employment may be terminated by the Registrant with cause at any time, cause being defined as any one of the following: (i) willful and continuing disregard of his job responsibilities or material breach by Chaney of this Agreement, which continues for 20 days after delivery to Chaney of notice thereof or (ii) fraud, embezzlement, conviction of a felony or serious crime, violation of ethics code or other serious misconduct.

In addition, during Chaney's employment and for a period of one year thereafter, Chaney agreed to not to compete with the Registrant nor to solicit any of the Registrant's employees or customers. Chaney also agreed to hold the Registrant's confidential information in strict confidence.

On April 22, 2005, the Registrant entered into separate Consulting Agreements (each, a "Consulting Agreement") with each of the following individuals: Amir Uziel ("Uziel"), Yoram Drucker ("Drucker"), and Lavi Krasnei ("Krasnei", and


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together with Uziel and Drucker, the "Consultants"). The terms and conditions of each Consulting Agreement are similar. The Consultants were retained as consultants to perform services as may be requested by the Registrant's Board of Directors. The term of each Consultant Agreement ("the "Term") shall be for two
(2) years effective as of January 1, 2005, but the Registrant may, with or without cause, elect to terminate the Consultant Agreement by giving five (5) days' written notice. Upon such termination, the Consultant shall be relieved of any further obligation of performance to the Registrant; provided, however, that notwithstanding the termination (a) the Registrant shall pay the Consultant for the remainder of the Term, including without limitation the issuance of the shares described below. As compensation for his services, each Consultant shall receive a monthly cash payment of $2,700 for each month of the Term and 5,000 shares of common stock of the Registrant shall be issued to each Consultant during each month of the Term. The Registrant agreed to use its best efforts to have the shares issued to the Consultants pursuant to the Consultant Agreements registered with the SEC pursuant to a registration statement on Form S-8. In addition, during the Term and for a period of one year thereafter, the Consultants shall not compete with the Registrant nor solicit any of the Registrant's employees or customers. The Consultants agreed to hold the Registrant's confidential information in strict confidence.

On April 18,  2005,  the Company and Aharon Y. Levinas  ("Levinas"),  who is the
Registrant's Chief Technology Officer, entered into an Amended and Restated Employment Agreement (the "Restated Levinas Agreement"), which amended and restated in its entirety the Consulting Agreement (the "Original Levinas Agreement"), dated as of March 23, 2005, by and between the Registrant and Levinas. The terms and conditions of the Original Levinas Agreement were discussed in the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 28, 2005. Section 2(c) of the Original Levinas Agreement provided that Levinas shall be entitled to the same benefits as the Registrant's chief executive officer, and the Restated Levinas Agreement was entered into for the purpose of providing to Levinas the same benefits as those given in the Chaney Employment Agreement discussed above and for providing that Levinas shall be an employee, instead of a consultant, of the Registrant.

Pursuant to the Restated Levinas Agreement, Levinas shall be employed by the Registrant as its Chief Technology Officer, providing services in connection with the ongoing development, sales and marketing of the Registrant's Battery Brain product. The term of the Levinas Restated Agreement (the "Term") shall be four years commencing and effective as of the date of the Original Levinas
Agreement,  and  ending  on March  23,  2009.  In the  event  that  prior to the expiration of the Term, the Company terminates the services of Levinas, including without limitation, whether such termination is as a result of the death or disability of Levinas or for cause, the Company shall pay Levinas or his representatives the balance of the annual base salary owed during the remainder of the term. As compensation for his services, Levinas shall receive the following: (1) an annual base salary equal to $160,000 for the first year, $200,000 for the second year, and $240,000 for the third and fourth years; (2) an annual bonus of up to $80,000 based on the Registrant's performance; and (3) 2,650,000 shares of common stock of the Registrant, which shares shall vest pro ratably every 3 months over a 3-year period commencing on April 18, 2005. In addition, during Term and for a period of one year thereafter, Levinas shall not compete with the Registrant nor solicit any of the Registrant's employees or customers. Levinas shall also hold the Registrant's confidential information in strict confidence.


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For all the  terms  and  conditions  of the  Chaney  Employment  Agreement,  the
Consulting Agreements, and the Levinas Restated Agreement, reference is hereby made to such agreements annexed hereto as Exhibits 10.5 through 10.9. All statements made herein concerning the foregoing agreement are qualified by references to said exhibits.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above under Item 1.01 (Entry Into a Material Definitive Agreement) is hereby incorporated by reference into this Item 3.02.

As of April 21, 2005, the Registrant received in cash an aggregate amount of $953,000 as consideration for the execution of subscription agreements from 23 persons relating to the purchase of an aggregate of 966,666 shares of the Registrant's common stock and 4,065,000 units of the Registrant's securities, each such unit consisting of one share of common stock, one class A warrant, and one class B warrant.

The shares and units offered and issued pursuant to the subscription agreements were offered and issued pursuant to Regulation S promulgated by the Securities and Exchange Commission. There were no underwriters or broker-dealers involved in the private placement and therefore no underwriting discounts or commissions were paid; the Registrant received the full gross proceeds of the offering. The Registrant did not make any offers in the United States, each of the purchasers was outside the United States and there were no selling efforts in the United States.

Subsequent to the issuance of the above-mentioned shares, the Registrant had 42,132,855 shares of common stock issued and outstanding.

For all the terms and conditions of the subscription agreements, reference is hereby made to such agreements annexed hereto as Exhibits 10.10 and 10.11. All statements made herein concerning the foregoing agreement are qualified by references to said exhibits.

Section 5  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 17, 2005, Mr. Amir Uziel, who had been serving as the director and as the President and Chief Executive Officer of the Registrant, resigned from his positions as Chief Executive Officer and President but remained as director.

On April 18, 2005, Mr. Jerome Chaney joined the Registrant as its Chief Executive Officer. Mr. Chaney is not a director in any other reporting company. Since 2003, Mr. Chaney has operated a consulting practice providing business strategy, sales, and marketing advisory services to industrial, technology and enterprise-data centric clients. From 1999 to 2002, Mr. Chaney was the senior director of sales of the Enterprise Unit of Comcast Corporation, a cable entertainment and information content provider.


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Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)   Financial Statements of business acquired.           Not applicable

(b)   Pro forma financial information.                     Not applicable

(c)   Exhibits

Exhibit 10.5 Employment Agreement, dated April 18, 2005, by and between the Registrant and Jerome Chaney.

Exhibit 10.6 Consulting Agreement, dated April 22, 2005, by and between the Registrant and Amir Uziel

Exhibit 10.7 Consulting Agreement, dated April 22, 2005, by and between the Registrant and Yoram Drucker

Exhibit 10.8 Consulting Agreement, dated April 22, 2005, by and between the Registrant and Lavi Krasnei

Exhibit 10.9 Amended and Restated Employment Agreement, dated April 18, 2005, by and between the Registrant and Aharon Y. Levinas

Exhibit 10.10     Form of Subscription Agreement for sale of common stock

Exhibit 10.11     Form of Subscription Agreement for sale of units of securities

Exhibit 10.12     Form of Class A Warrant

Exhibit 10.13     Form of Class B Warrant


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                DATIGEN.COM, INC.


                                By:    /s/ Amir Uziel
                                       ------------------------------
                                Name:  Amir Uziel
                                Title: Director and Authorized Person


Date:  April 22, 2005


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